FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on March 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 24, 1999, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, National Association, as Master Services, and The First National Bank of Chicago, as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.38) March 25, 2003 - Information on Distribution to
                                       Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   April 7, 2003                By:   /S/Joseph Jurkowski Jr.
                                               Joseph Jurkowski Jr.
                                            Vice President/Asst.Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.38)            March 25, 2003 - Information on
                        Distribution to Certificateholders




              March 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.38
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1999-1







          Principal Amt.
           Outstanding                                                                          Ending       Cumulative
Certifica    Prior to      Interest    Interest     Principal        Total        Current     Certificate     Realized
  Class    Distribution      Rate    Distribution  Distribution  Distribution  Realized Loss    Balance        Losses
       A   $66,010,310.50    6.50379% $357,451.46 $5,366,749.22  $5,724,200.68        $0.00  $60,643,561.28           0.00
     R-1                0    6.56532%            0             0           0.00         0.00           0.00           0.00
     B-1     1,907,644.85    6.50379%    10,330.06         46.42      10,376.48         0.00   1,907,598.43           0.00
     B-2       953,822.42    6.50379%     5,165.03         23.21       5,188.24         0.00     953,799.21           0.00
     B-3       953,822.42    6.50379%     5,165.03         23.21       5,188.24         0.00     953,799.21           0.00
     B-4       953,822.42    6.50379%     5,165.03         23.21       5,188.24         0.00     953,799.21           0.00
     B-5       476,911.21    6.50379%     2,582.51         11.61       2,594.12         0.00     476,899.60           0.00
     B-6       478,569.90    6.50379%     2,591.50         11.65       2,603.15         0.00     478,558.25           0.00
     2-A    18,056,610.02    9.22264%   137,472.78    599,560.31     737,033.09         0.00  17,457,049.71           0.00
    R-II                0    9.17354%            0             0           0.00         0.00           0.00           0.00
     2B1     1,412,363.02    9.22264%    10,752.93     20,665.80      31,418.73         0.00   1,391,697.22           0.00
     2B2       887,841.43    9.22264%     6,759.52     12,990.96      19,750.48         0.00     874,850.47           0.00
     2B3       564,961.11    9.22264%     4,301.29      8,266.55      12,567.84         0.00     556,694.56           0.00
     2B4       443,880.99    9.22264%     3,379.46      6,494.90       9,874.36         0.00     437,386.09           0.00
     2B5       322,880.32    9.22264%     2,458.23      4,724.41       7,182.64         0.00     318,155.91           0.00
     2B6       296,611.59    9.22264%     2,258.23      4,340.04       6,598.27         0.00     292,271.55     125,561.13
   R-III                0    6.56532%            0             0           0.00         0.00           0.00           0.00

   Total  $93,720,052.20              $555,833.06 $6,023,931.50  $6,579,764.56        $0.00  $87,696,120.70    $125,561.13

                         CERTIFICATE ACCOUNT

Beginning Balance                                                          0.00

Deposits

         Payment of Interest and Principal                         6,602,319.97
         Liquidations, Insurance Proceeds, Reserve Funds                   0.00
         Proceeds from Repurchased Loans                                   0.00
         Other Amounts (Servicer Advances)                                 0.00
         Realized Losses                                                   0.00
         Prepayment Penalties                                              0.00
Total Deposits                                                     6,602,319.97

Withdrawals
         Reimbursement for Servicer Advances                               0.00
         Payment of Service Fee                                       22,555.41
         Payment of Interest and Principal                         6,579,764.56
Total Withdrawals (Pool Distribution Amount)                       6,602,319.97

Ending Balance                                                             0.00


         PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                            0.00
Servicing Fee Support                                                      0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                    0.00


                                     SERVICING FEES

Gross Servicing Fee                                                   20,509.72
External Master Servicing Fee                                            507.77
Master Servicing Fee                                                    1537.92
Special Servicing Fee                                                         0
Supported Prepayment/Curtailment Interest Shortfall                        0.00
Net Servicing Fee                                                     22,555.41




            DELINQUENT                                            BANKRUPTCY
           No of Loans   Prin Balance                             No of Loans  Prin Balance
                                                  0-29 Days            4          113,244.95
30 Days         48       2,527,715.31             30 Days              1           20,314.25
60 Days         16         712,190.95             60 Days              0                0.00
90 Days         8          314,260.24             90 Days              0                0.00
120 Days        2           53,661.18             120 Days             0                0.00
150 Days        5           82,648.43             150 Days             0                0.00
180+ Days       1           14,816.54             180+ Days           10          661,135.58

                80       3,705,292.65                                 15          794,694.78

                                                  0-29 Days           0.877193%    0.128914%
30 Days        10.526316%   2.877462%             30 Days             0.219298%    0.023125%
60 Days         3.508772%   0.810733%             60 Days             0.000000%    0.000000%
90 Days         1.754386%   0.357743%             90 Days             0.000000%    0.000000%
120 Days        0.438596%   0.061086%             120 Days            0.000000%    0.000000%
150 Days        1.096491%   0.094084%             150 Days            0.000000%    0.000000%
180+ Days       0.219298%   0.016867%             180+ Days           2.192982%    0.752613%

               17.543859%   4.217975%                                 3.289473%    0.904652%

           FORECLOSURE                                                REO
           No of Loans   Prin Balance                             No of Loans  Prin Balance
0-29 Days       0                0.00             0-29 Days            0                0.00
30 Days         0                0.00             30 Days              0                0.00
60 Days         2                0.00             60 Days              0                0.00
90 Days         0                0.00             90 Days              0                0.00
120 Days        2                0.00             120 Days             0                0.00
150 Days        1                0.00             150 Days             0                0.00
180+ Days       10               0.00             180+ Days            2           82,674.33

                15               0.00                                  2           82,674.33

0-29 Days       0.000000%   0.000000%             0-29 Days           0.000000%    0.000000%
30 Days         0.000000%   0.000000%             30 Days             0.000000%    0.000000%
60 Days         0.438596%   0.291829%             60 Days             0.000000%    0.000000%
90 Days         0.000000%   0.000000%             90 Days             0.000000%    0.000000%
120 Days        0.438596%   0.064782%             120 Days            0.000000%    0.000000%
150 Days        0.219298%   0.006823%             150 Days            0.000000%    0.000000%
180+ Days       2.192982%   0.444076%             180+ Days           0.438596%    0.094114%

                3.289472%   0.807510%                                 0.438596%    0.094114%

                                                                     TOTAL
                                                                  No of Loans  Prin Balance

                                                  0-29 Days            4          113,244.95
                                                  30 Days             49        2,548,029.56
                                                  60 Days             18          968,548.83
                                                  90 Days              8          314,260.24
                                                  120 Days             4          110,568.72
                                                  150 Days             6           88,642.43
                                                  180+ Days           23        1,148,726.76

                                                                            112 5,292,021.49

                                                  0-29 Days           0.877193%    0.128914%
                                                  30 Days            10.745614%    2.900587%
                                                  60 Days             3.947368%    1.102562%
                                                  90 Days             1.754386%    0.357743%
                                                  120 Days            0.877193%    0.125868%
                                                  150 Days            1.315789%    0.100907%
                                                  180+ Days           5.043860%    1.307670%

                                                                     24.561403%    6.024251%
Current Period Class A Insufficient F         0.00
Principal Balance of Contaminated Pro         0.00
Periodic Advance            60,166.22





                         COLLATERAL STATEMENT

Collateral Description                                          Mixed Fixed
Weighted Average Gross Coupon                                         7.430385%
Weighted Average Net Coupon                                           7.167778%
Weighted Average Pass-Through Rate                                    7.141585%
Weighted Average Maturity (Stepdown Calculation)                            271

Beginning Scheduled Collateral Loan Count                                   470
Number of Loans Paid in Full                                                 14
Ending Scheduled Collateral Loan Count                                      456

Beginning Scheduled Collateral Balance                            93,720,053.00
Ending Scheduled Collateral Balance                               87,696,121.49
Ending Actual Collateral Balance at 28-Feb-2003                   87,845,301.92

Monthly P&I Constant                                                 680,177.67
Special Servicing Fee                                                      0.00
Prepayment Penalties                                                       0.00
Realized Loss Amount                                                       0.00
Cumulative Realized Loss                                             125,561.00


Ending Schedule Balance for Premium Loans                         87,696,121.49
Ending Schedule Balance for Discount Loans                                 0.00
Scheduled Principal                                                   99,864.26
Unscheduled Principal                                              5,924,067.25


                         Miscellaneous Reporting

Group 1 Senior Percentage                                            92.019794%
Group 1 Subordinate Percentage                                        7.980206%
Group 1 Senior Prepay Percentage                                    100.000000%
Group 1 Subordinate Prepay Percentage                                 0.000000%
Group 2 Senior Percentage                                            82.130945%
Group 2 Subordinate Percentage                                       17.869055%
Group 2 Senior Prepay Percentage                                     89.278566%
Group 2 Subordinate Prepay Percentage                                10.721434%


         Group                      3            4             5         Total

Collateral Description   Mixed ARM   Mixed Fixed  Mixed ARM     Mixed Fixed &ARM &B
Weighted Average Coupon R    6.772778     9.782125      9.336050       6.761306
Weighted Average Net Rate    6.518789     9.501698      9.033323       6.323361
Pass-Through Rate            6.503789     9.466698      8.938323       7.141585
Weighted Average Maturity         313          169           214            696
Record Date                2/28/2003    2/28/2003     2/28/2003      2/28/2003
Principal and Interest Co  406,616.12   166,834.68    106,726.87     680,177.67
Beginning Loan Count           132.00       282.00         56.00         470.00
Loans Paid in Full               9.00         4.00          1.00          14.00
Ending Count Loan              123.00       278.00         55.00         456.00
Beginning Scheduled Balan71,734,904.511,830,035.27 10,155,113.20  93,720,053.00
Ending Scheduled Balance 66,368,016.011,536,188.27  9,791,917.22  87,696,121.49
Scheduled Principal          1,745.65    70,398.94     27,719.67      99,864.26
Unscheduled Prinical     5,365,142.88   223,448.06    335,476.31   5,924,067.25
Scheduled Interest         404,870.47    96,435.74     79,007.20     580,313.41
Servicing Fee               15,183.23     2,764.55      2,561.85      20,509.63
Master Servicing Fee           896.69       345.05        296.18       1,537.92
Trustee Fee                      0.00       213.06          0.00         213.06
FRY Amount                       0.00         0.00          0.00           0.00
Special Hazard Fee               0.00         0.00          0.00           0.00
Other Fee                        0.00         0.00        507.77         507.77
Pool Insurance Fee               0.00         0.00          0.00           0.00
Spread 1                         0.00         0.00          0.00           0.00
Spread 2                         0.00         0.00          0.00           0.00
Spread 3                         0.00         0.00          0.00           0.00
Net Interest               388,790.55    93,326.14     75,641.40     557,758.09
Realized Loss Amount             0.00         0.00          0.00           0.00
Cumulative Realized Loss         0.00   125,561.10          0.00     125,561.10
Percentage of Cumulative         0.00         0.00          0.00           0.00
Prepayment Penalties             0.00         0.00          0.00           0.00
Special Servicing Fee            0.00         0.00          0.00           0.00





